                               INDENTURE OF TRUST

                                     BETWEEN

                        ROTARY POWER INTERNATIONAL, INC.

                                       AND

                             SENTINEL TRUST COMPANY,

                                   AS TRUSTEE

                          DATED AS OF DECEMBER 1, 1997


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                                TABLE OF CONTENTS

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                                                                                          PAGE

                                   ARTICLE ONE

                          DEFINITIONS AND INCORPORATION

                                  BY REFERENCE
SECTION 1.01               Definitions........................................................1
SECTION 1.02               Rules of Construction..............................................3


                                   ARTICLE TWO

                                    THE BONDS

SECTION 2.01               Form and Dating....................................................4
SECTION 2.02               Execution and Authentication.......................................4
SECTION 2.03               Registrar and Paying Agent.........................................4
SECTION 2.04               Paying Agent to Hold Money in Trust................................4
SECTION 2.05               Bond Holder Lists..................................................5
SECTION 2.06               Transfer and Exchange..............................................5
SECTION 2.07               Replacement Bonds..................................................5
SECTION 2.08               Outstanding Bonds..................................................5
SECTION 2.09               Cancellation.......................................................6
SECTION 2.10               Uncertified ownership of Bonds.....................................6


                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01               Notices to Trustee.................................................6
SECTION 3.02               Selection of Bonds to be Redeemed..................................6
SECTION 3.03               Notice of Redemption...............................................6
SECTION 3.04               Effect of Notice of Redemption.....................................7
SECTION 3.05               Deposit of Redemption Price........................................7
SECTION 3.06               Bonds Redeemed in Part.............................................7


                                  ARTICLE FOUR

                             ESTABLISHMENT OF FUNDS

                             AND APPLICATION THEREOF

SECTION 4.01               The Pledge and Lien Effected by the Indenture......................7
SECTION 4.02               Establishment of Funds.............................................7
SECTION 4.03               Payments into the Project Fund; Disbursements......................7
SECTION 4.04               Payments into the Debt Service Fund; Disbursements.................8
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
SECTION 4.05               Payments into the Bond Reserve Fund; Disbursements.................9

                                  ARTICLE FIVE

                                    COVENANTS

SECTION 5.01               Payment of Bonds...................................................9
SECTION 5.02               SEC Reports........................................................9
SECTION 5.03               Compliance Certificate.............................................9
SECTION 5.04               Insurance..........................................................9
SECTION 5.05               Application of Insurance Proceeds..................................9
SECTION 5.06               Deposit and Pledge of Funds for Certain Payments;
                           Investment of Funds...............................................10


                                   ARTICLE SIX

                              SUCCESSOR CORPORATION

SECTION 6.01               When Company may Merge, etc.......................................10


                                  ARTICLE SEVEN

                              DEFAULTS AND REMEDIES

SECTION 7.01               Events of Default.................................................11
SECTION 7.02               Acceleration......................................................11
SECTION 7.03               Other Remedies....................................................11
SECTION 7.04               Waiver of Past Defaults...........................................11
SECTION 7.05               Control by Majority...............................................12
SECTION 7.06               Limitation on Suits...............................................12
SECTION 7.07               Rights of Holders to Receive Payment..............................12
SECTION 7.08               Collection Suit by Trustee........................................13
SECTION 7.09               Trustee May File Proofs of Claim..................................13
SECTION 7.10               Priorities........................................................13


                                  ARTICLE EIGHT
                                     TRUSTEE

SECTION 8.01               Duties of Trustee.................................................13
SECTION 8.02               Rights of Trustee.................................................14
SECTION 8.03               Individual Rights of Trustee......................................14
SECTION 8.04               Trustee s Disclaimer..............................................15
SECTION 8.05               Notice of Event of Default........................................15
SECTION 8.06               Compensation and Indemnity........................................15
SECTION 8.07               Replacement of Trustee............................................15
SECTION 8.08               Successor Trustee by Merger, etc..................................16
SECTION 8.09               Eligibility, Disqualification.....................................16
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
SECTION 8.10               Indemnification...................................................16

                                  ARTICLE NINE

                             DISCHARGE OF INDENTURE

SECTION 9.01               Termination of Company's Obligations..............................16
SECTION 9.02               Application of Trust Money........................................17
SECTION 9.03               Repayment to Company..............................................17


                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01              Without Consent of Holders........................................17
SECTION 10.02              With Consent of Holders...........................................17
SECTION 10.03              Execution of Supplemental Indentures..............................18
SECTION 10.04              Revocation and Effect of Consents.................................18
SECTION 10.05              Notation on or Exchange of Bonds..................................18
SECTION 10.06              Trustee to Sign Amendments, etc...................................18


                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

SECTION 11.01              Notices...........................................................19
SECTION 11.02              Certificate and Opinion as to Conditions Precedent................19
SECTION 11.03              Statements Required in Certificate or Opinion.....................19
SECTION 11.04              When Treasury Bonds Disregarded...................................20
SECTION 11.05              Rules by Trustee and Agents.......................................20
SECTION 11.06              Legal Holiday.....................................................20
SECTION 11.07              Governing Law.....................................................20
SECTION 11.08              Successors........................................................20
SECTION 11.09              Counterparts......................................................20
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


                  INDENTURE OF TRUST, dated as of December 1, 1997 (the "Indenture"), between Rotary Power International, Inc., a Delaware corporation, having its principal place of business at 22 Passaic Street, Wood-Ridge, New Jersey 07075 (the "Company"), and Sentinel Trust Company, a Tennessee corporation, having its principal place of business at 8122 Sawyer Brown Road, Suite 201, Nashville, Tennessee 37221 (the "Trustee")

                              W I T N E S S E T H :

                  WHEREAS, the Company desires to issue its 10.412% Bonds due December 15, 2007 (the "Bonds") in order to (i) optionally redeem all outstanding Series 1992 Bonds, (ii) repay certain promissory notes of the Company, including accrued interest thereon, which were issued to fund the interest on the Series 1992 Bonds payable on December 1, 1997, (iii) provide working capital for the Company and (iv) pay certain costs of issuance and certain costs and expenses associated with the foregoing (collectively, the "Project"); and

                  WHEREAS, all acts and things have been done and performed which are necessary to make the Bonds, when executed and issued by the Company, authenticated by the Trustee and delivered, the valid and legally binding obligations of the Company in accordance with their terms;

                  NOW, THEREFORE, in consideration of the premises, of the acceptance by the Trustee of the trust hereby created, and of the purchase and acceptance of the Bonds by the Holders (as hereinafter defined) thereof, and to fix and declare the terms and conditions upon which the Bonds are to be issued, authenticated, delivered, secured and accepted by all persons who shall from time to time be or become Holders thereof, and to secure the payment of all the Bonds at any time issued and outstanding hereunder according to their tenor, purport and effect, and to secure the performance and observance of all of the covenants, agreements and conditions therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer and pledge unto the Trustee the Trust Estate (as hereinafter defined), and any additional property that may from time to time, by delivery or writing of any kind, be subjected to the lien hereof by the Company or by anyone on its behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder, subject to such permitted encumbrances under the Indenture as may be superior (by operation of law or otherwise) to the lien hereof.

                  To have and hold all of the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its successors and assigns forever for the equal and ratable benefit of the Holders from time to time of all the Bonds authenticated hereunder and issued by the Company and outstanding without any priority as to the Trust Estate of any one Bond over any other (except as expressly provided in or permitted by the Indenture), upon the trusts and subject to the covenants and conditions hereinafter set forth.

                                   ARTICLE ONE

                     DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.01 DEFINITIONS. Unless the context otherwise requires, the following terms shall have the meanings set forth below. Certain other terms are defined elsewhere in this Indenture.

                  "AGENT" means any Registrar, Paying Agent or co-Registrar.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee of that Board duly authorized to act for it hereunder.

                  "BOND PROCEEDS" means the amount paid to the Company by the Purchasers as the purchase price of the Bonds.

                  "BOND RESERVE FUND" means the fund established pursuant to
Section 4.02 hereof.

                  "BONDS" means the Bonds described in the Recitals above and issued under this Indenture and "Bond" means any one of such Bonds.

                  "BUSINESS DAY" means a day that is not a Legal Holiday, Saturday or Sunday.

                  "COLLATERAL" shall have the meaning given thereto in the Security Agreement.

                  "COMPANY" means the party named as such in this Indenture until a successor replaces it pursuant to the applicable provision hereof and thereafter means the successor.

                  "CONSOLIDATED NET WORTH" means the consolidated stockholders' equity of the Company and its Subsidiaries, or if the Company merges with, or transfers all or substantially all of its assets to, another Person in accordance with Section 6.01 hereof, the consolidated stockholders' equity of such Person and its subsidiaries, in each case determined in accordance with generally accepted accounting principles, consistently applied.

                  "DEBT SERVICE FUND" means the fund established pursuant to
Section 4.02 hereof.

                  "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "EVENT OF DEFAULT" shall have the meaning given thereto in
Section 7.01 hereof.

                  "HOLDER" or "BOND HOLDER" means the person in whose name a Bond is registered on the Registrar's books.

                  "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "OFFICER" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company.

                  "OFFICERS' CERTIFICATE" means a certificate signed by two Officers, at least one of whom must be the Chairman of the Board, the President or a Vice President; provided, however, that if there is only one Officer of the Company, the certificate shall only be signed by such officer.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel who may be counsel for the Company or other counsel who is not unacceptable to the Trustee.

                  "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  "PRINCIPAL" of the Bonds means, as of any date, 100% of the accredited value thereof as of such date, as determined in accordance with the procedures described in Exhibit A to the Bonds.

                  "PROJECT" shall have the meaning given in the recitals hereto.

                  "PROJECT FUND" means the fund established pursuant to Section
4.02 hereof.

                  "PURCHASERS" means the purchasers of the Bonds from the Company.

                  "REDEMPTION PRICE" means, as of any date of redemption, 100% of the accredited value of each Bond as of such date of redemption as determined in accordance with the procedures described in Exhibit A attached to each Bond.

                  "REQUISITION FORM" means the form of requisition required by
Section 4.03(B) as a condition precedent to the disbursement of moneys from the Project Fund.

                  "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee to administer its corporate trust business.

                  "SEC" means the United States Securities and Exchange Commission.

                  "SECURITY AGREEMENT" means the Security Agreement between the Company, as debtor, and the Trustee, as secured party, dated as of December 1, 1997.

                  "SERIES 1992 BONDS" means the New Jersey Economic Development Authority Federally Taxable Revenue Bonds, Series 1992 (Rotary Power International, Inc. Project) currently outstanding in the aggregate principal amount of $6,740,000.

                  "SUBSIDIARY" means each entity of which the Company or another Subsidiary may now or hereafter control or own more than 50% of the capital or equity.

                  "TRUST ESTATE" means, subject only to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture (i) the proceeds of the sale of the Bonds and (ii) all amounts on deposit in the Project Fund, the Bond Reserve Fund and the Debt Service Fund established by the Indenture including the investments, if any, thereof, to the extent held by the Trustee.

                  "TRUSTEE" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

                  "UNITED STATES" means the United States of America.

                  SECTION 1.02 RULES OF CONSTRUCTION. Unless the context otherwise requires:

                          (1) an accounting term not otherwise defined has the
meaning assigned to it in accordance with generally accepted accounting principles;

                          (2) "or" is not exclusive; and

                          (3) words in the singular include the plural, and
words in the plural include the singular.

                                   ARTICLE TWO

                                    THE BONDS

                  SECTION 2.01 FORM AND DATING. The Bonds and the Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A, which is incorporated in and forms a part of this Indenture. The Bonds are issuable in the denomination of $5,000 aggregate principal payable at maturity or any integral multiple of $5,000 in excess thereof. The Bonds may have notations, legends or endorsements required by law or usage. The Company shall approve the form of the Bonds and any notation, legend or endorsement on them and its execution shall constitute conclusive evidence of its approval. Each Bond shall be dated the date of its authentication.

                  SECTION 2.02 EXECUTION AND AUTHENTICATION. One Officer, who shall be the President of the Company, shall execute the Bonds for the Company by manual signature.

                  If an Officer whose signature is on a Bond no longer holds that office at the time the Trustee authenticates the Bond, the Bond shall be valid nevertheless.

                  A Bond shall not be valid for any purpose until a Responsible Officer of the Trustee manually signs the certificate of authentication on the Bond. The signature of such Responsible Officer shall be conclusive evidence that the Bond has been authenticated under this Indenture.

                  The Trustee shall authenticate Bonds for original issue in the aggregate principal payable at maturity of up to $10,000,000 upon a written order of the Company signed by an Officer, who shall be the President of the Company. The order shall specify the amount of Bonds to be authenticated and the date on which the original issue of Bonds is to be authenticated.

                  SECTION 2.03 REGISTRAR AND PAYING AGENT. The Company shall maintain an office or agency where Bonds may be presented for registration of transfer or for exchange ("Registrar") and office or agency where Bonds may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Bonds and of their transfer and exchange and such register shall conclusively prove and evidence ownership of the Bonds for all purposes. The Company may have one or more co-Registrars and one or more additional paying agents, each of whom shall be reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional paying agent. The Company or any Subsidiary may act as Paying Agent.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

                  The Company initially appoints the Trustee as Registrar and Paying Agent and the Trustee accepts such appointment in accordance with the terms of this Indenture.

                  SECTION 2.04 PAYING AGENT TO HOLD MONEY IN TRUST. Each Paying Agent shall hold in trust for the benefit of the Bond Holders or the Trustee all moneys held by the Paying Agent for the payment of Principal or Redemption Price of the Bonds, and shall notify the Trustee immediately of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon such payment to the Trustee, the Paying Agent shall have no further liability for the money.

                  SECTION 2.05 BOND HOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Bond Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at such times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Bond Holders.

                  SECTION 2.06 TRANSFER AND EXCHANGE. Subject to the transfer restrictions set forth in the Bonds, where a Bond is presented to the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of the Trustee and/or the Company for such transaction are met. Where Bonds are presented to the Registrar or a co-Registrar with a request to exchange them for an equal Principal of Bonds of other denominations, the Registrar shall make the exchange as requested if the requirements of the Trustee and/or the Company for such transaction are met. To permit transfers and exchanges, the Trustee shall authenticate Bonds at the Registrar's request. Any exchange or transfer shall be without charge to the Bond Holder, the Registrar, the Paying Agent or the Trustee, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Registrar need not transfer or exchange any Bond or portion of a Bond selected for redemption, or transfer or exchange any Bonds for a period of 15 days before a selection of Bonds to be redeemed. Prior to any transfer or exchange pursuant to this Section 2.06, the Trustee shall receive an Officers' Certificate stating the Company's requirements for the transfer or exchange of the Bonds and that such requirements have been satisfied.

                  SECTION 2.07 REPLACEMENT BONDS. If the Holder of a Bond claims that the Bond has been lost, mutilated, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Bond if the requirements of the Company or the Trustee for such transaction are met. The Bond Holder shall provide indemnity satisfactory to the Trustee (which may include a surety bond) against any and all claims arising out of or otherwise related to the issuance of a replacement Bond. Any indemnity bond must be sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Bond is replaced. The Company may charge for its expenses in replacing a Bond. Every replacement Bond is a substitute obligation of the Company. In the case of a mutilated Bond, the Bond Holder shall surrender the Bond to the Trustee for cancellation. In the case of a lost, stolen or destroyed Bond, the Bond Holder shall provide evidence satisfactory to the Trustee of the ownership of the affected Bond and the loss, theft or destruction thereof.

                  SECTION 2.08 OUTSTANDING BONDS. Bonds outstanding at any time are all Bonds authenticated by the Trustee except for those cancelled by it and those described in this Section 2.08. A Bond does not cease to be outstanding because the Company or one of its Subsidiaries holds the Bond.

                  If a Bond is replaced pursuant to Section 2.07, it ceases to be outstanding.

                  If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Bonds payable on that date, then, notwithstanding that any of the Bonds so called for redemption shall not have been surrendered, on and after that date such Bonds shall be deemed to be no longer outstanding and there shall be no further accretion of the Principal of the Bonds.

                  SECTION 2.09 CANCELLATION. The Company at any time may deliver Bonds to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Bonds surrendered to them for transfer, exchange, payment or cancellation. The Trustee and no one else shall cancel and destroy all Bonds surrendered for transfer, exchange, payment or cancellation and deliver the cancelled Bonds to the Company. The Company may not issue new Bonds to replace Bonds that it has paid or delivered to the Trustee for cancellation.

                  SECTION 2.10. UNCERTIFICATED OWNERSHIP OF BONDS. Any registered Bond Holder may deliver Bond certificates to the Registrar and have record ownership held in uncertificated, book-entry form.

                                  ARTICLE THREE
                                   REDEMPTION

                  SECTION 3.01 NOTICES TO TRUSTEE. If the Company elects to redeem Bonds pursuant to the provisions of the Bonds, it shall notify the Trustee of the redemption date, the Principal of Bonds to be redeemed and the Redemption Price.

                  The Company shall give the notice provided for in this Section
3.01 at least 60 days before the redemption date, except that the Trustee may waive such notice period at any time.

                  SECTION 3.02 SELECTION OF BONDS TO BE REDEEMED. If less than all the Bonds are to be redeemed, the Trustee shall select the Bonds to be redeemed by lot. The Trustee shall make the selection from Bonds outstanding and not previously called for redemption. Provisions of this Indenture that apply to Bonds called for redemption also apply to portions of Bonds called for redemption.

                  SECTION 3.03 NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Bonds to be redeemed. Failure to give notice of redemption or any defect therein shall not affect the validity of any proceedings for the redemption of Bonds.

                  The notice shall identify the Bonds to be redeemed and shall state:

                          (1)   the redemption date;

                          (2)   the Principal of the Bonds to be redeemed;

                          (3)   the Redemption Price;

                          (4)   the name and address of the Paying Agent;

                           (5) that Bonds called for redemption must be
              surrendered to the Paying Agent to collect the Redemption Price;
              and

                          (6) that the redemption contemplated shall be
              conditioned upon immediately available funds to pay the Redemption Price being on deposit with the Paying Agent.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

                  SECTION 3.04 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Bonds called for redemption become due and payable on the redemption date and at the Redemption Price. Upon surrender to the Paying Agent, such Bonds shall be paid at the Redemption Price.

                  SECTION 3.05 DEPOSIT OF REDEMPTION PRICE. Before the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price of all Bonds to be redeemed on that date.

                  SECTION 3.06 BONDS REDEEMED IN PART. Upon surrender of a Bond that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Bond equal in Principal to the unredeemed portion of the Principal of the Bond surrendered.

                                  ARTICLE FOUR
                             ESTABLISHMENT OF FUNDS
                             AND APPLICATION THEREOF

                  SECTION 4.01 THE PLEDGE AND LIEN EFFECTED BY THE INDENTURE.
(a) The Trust Estate is hereby pledged for, and the Company hereby grants the Trustee a continuing security interest in the Trust Estate for the purpose of securing the payment of the Principal and Redemption Price of the Bonds in accordance with their terms and the provisions of the Indenture, subject only to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

                  (b) The Trust Estate shall immediately be subject to the lien of this pledge without any physical delivery thereof or further act, and the lien of this pledge shall be valid and binding as against all parties having claims of any kind in tort, contract or otherwise against the Company, irrespective of whether such parties have notice thereof.

                  (c) As additional security for the payment of the Principal and Redemption Price of the Bonds in accordance with their terms and the provisions of the Indenture, the Company has, pursuant to the Security Agreement, granted a security interest in the Collateral to the Trustee as provided in the Security Agreement.

                  SECTION 4.02 ESTABLISHMENT OF FUNDS. The Company hereby establishes and creates the Project Fund, the Bond Reserve Fund and the Debt Service Fund, which shall be special funds held by the Trustee.

                  SECTION 4.03 PAYMENTS INTO THE PROJECT FUND; DISBURSEMENTS.
(a) At the time of the issuance and delivery of the Bonds, the Bond Proceeds shall be deposited in the Project Fund.

                  (b) The Trustee is authorized to make disbursement of Bond Proceeds from the Project Fund in accordance with the provisions of this Section 4.03(B). Each disbursement shall be disbursed only after delivery to the Trustee of the following:

                          (1) a Requisition Form (attached as Exhibit B) signed
              by an Officer. The Requisition Form shall state: (i) the requisition number; (ii) the name and address of the person to whom payment is to be made by the Trustee, which may be the Company in the case of a requisition for working capital; (iii) the amounts to be paid; (iv) that each obligation for which payment is sought is unpaid or unreimbursed, and has not been the basis of any previously paid requisition; (v) that no Event of Default has occurred under the Indenture or Security Agreement; and (vi) the Company has received no written notice of any lien, right to lien or attachment upon, or other claim affecting the right to receive payment of, any of the moneys payable under such Requisition Form to any of the persons named therein or, if any of the foregoing has been received, it has been released or discharged or will be released or discharged upon payment of the Requisition Form;

                          (2) except in the case of a requisition by the Company
              for working capital, a copy of each invoice, bill, statement or pay-off letter for which the requisition is submitted;

                          (3) such additional documents, affidavits,
              certificates and opinions as the Trustee may reasonably require; but the Trustee shall have no obligation to require any such additional items; and

                          (4) if such requisition is for working capital, a
              statement from the Company that it intends to use such amount for working capital.

                  (c) Nothing contained herein or in any documents and agreements contemplated hereby shall impose upon the Trustee any obligation to see to the proper application of such disbursements by the Company or any other recipient thereof, and, in making such disbursements from the Project Fund, the Trustee may rely on such Requisition Forms and proof delivered to it. The Trustee shall be relieved of any liability with respect to making such disbursements in accordance with the foregoing.

                  SECTION 4.04 PAYMENTS INTO THE DEBT SERVICE FUND; DISBURSEMENTS. (a) At least five Business Days prior to any redemption date, the Company shall deposit into the Debt Service Fund the amount required so that amounts on deposit in the Debt Service Fund and the Bond Reserve Fund are sufficient to pay the Redemption Price of the Bonds payable on such date. At least five Business Days prior to the maturity date of the Bonds, the Company shall deposit into the Debt Service Fund the amount required so that amounts of deposit in the Debt Service Fund and the Bond Reserve Fund are sufficient to pay the Principal of the Bonds payable on such date. In addition, the Trustee shall deposit in the Debt Service Fund money transferred from the Bond Reserve Fund to the Debt Service Fund pursuant to Section 4.05 hereof.

                  (b) The Trustee shall pay out of the Debt Service Fund to the Paying Agent (i) on or before the maturity date of the Bonds, the amount required for the payment of the Principal of the Bonds; and (ii) on or before any redemption date for the Bonds, the amount required for the payment of the Redemption Price of the Bonds.

                  (c) Any amounts remaining in the Debt Service Fund after payment or provision for payment in full of the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder shall be paid to the Company upon the expiration of, or upon the sooner termination of, this Indenture.

                  SECTION 4.05 PAYMENTS INTO THE BOND RESERVE FUND; DISBURSEMENTS. On or prior to December 31, 2000, the Company shall deposit into the Bond Reserve Fund an amount equal to at least 50% of the Principal amount of Bonds outstanding on such date. At least five Business Days prior to the maturity date of the Bonds or any redemption date of any Bond, the Trustee, at the direction of the Company, shall transfer moneys in the Bond Reserve Fund to the Debt Service Fund in such amounts as is necessary to pay the Principal or Redemption Price of the Bonds due and payable on such maturity date or redemption date in accordance with the provisions hereof.

                                  ARTICLE FIVE
                                    COVENANTS

                  SECTION 5.01 PAYMENT OF BONDS. The Company shall pay the Principal and Redemption Price of the Bonds on the dates and in the manner provided in the Bonds. The Principal and Redemption Price shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on that date immediately available funds designated for and sufficient to pay such Principal or Redemption Price.

                  SECTION 5.02 SEC REPORTS. Within 15 days after the Company files with the SEC copies of its annual reports and other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, including, without limitation, Form 10-KSB and Form 10-QSB, the Company shall file the same with the Trustee. Any failure by the Company to file such reports, information and documents in a timely manner in accordance with the rules and regulations of the SEC shall not be an Event of Default hereunder.

                  SECTION 5.03 COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default or Event of Default by the Company in performing any of its obligations under this Indenture. If they do know of such a Default or Event of Default, the Officers' Certificate shall describe such Default or Event of Default and its status.

                  SECTION 5.04 INSURANCE. The Company may, in its discretion when funds become available, carry and maintain such insurance of the types and in amounts which are customarily carried by other persons operating business of a similar nature to the Company, including, but not limited to appropriate insurance on the Collateral. If the Company decides to purchase such insurance, the Trustee shall be named as loss payee and additional insured under each such policy of insurance. Such policies shall provide that the Trustee shall receive not fewer than 30 days written notice prior to any cancellation or termination thereof. If the Company decides to purchase such insurance, by no later than June 30 of each year in which any of the Bonds are outstanding, the Company shall deliver to the Trustee a certificate executed by the President of the Company stating that the Company is in compliance with the requirements of this
Section 5.04.

                  SECTION 5.05 APPLICATION OF INSURANCE PROCEEDS. The proceeds of any insurance payable to the Company, paid on account of the damage or destruction of any useful portion of any Collateral shall be paid over to the Trustee and held by the Trustee in the Debt Service Fund. Such proceeds shall be applied to the payment of the Principal or Redemption Price of the Bonds as provided in Article Four hereof.

                  SECTION 5.06 DEPOSIT AND PLEDGE OF FUNDS FOR CERTAIN PAYMENTS; INVESTMENT OF FUNDS. (a) Upon the issuance of the Bonds under this Indenture, the Company will deposit or cause to be deposited with the Trustee irrevocably as trust moneys in trust, specifically pledged as security for the benefit of the Holders of the Bonds, the Trust Estate.

                  (b) Any trust moneys held by the Trustee pursuant to paragraph
(A) of this Section 5.06 shall be invested or reinvested by the Trustee, to the extent permitted by law, at the request of the Company, in any of the following qualified investments (referred to herein as "Permitted Investments"):

                          (i) U.S. Government obligations or bonds, debentures
              or notes issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bonds, Federal Land Banks, Federal Financing Bank or any other comparable federal agency hereafter created;

                          (ii) Certificates of Deposit or time deposits with any
              banking institution having, at the time of such investment, a combined capital and surplus in excess of $100,000,000;

                          (iii) prime commercial paper bearing a rating, at the
              time of such investment, by Moody's Investors Service, Inc. of "A-1" or by Standard & Poor's Corporation of "P-1"; or

                          (iv) any money market fund investing wholly in
              Permitted Investments of the character described in (i), (ii) and
              (iii) above.

                  In the event the Company does not request which Permitted Investments are to be made, the Trustee shall invest any trust moneys held by the Trustee in the investments specified in Section 5.06(B) (iv) hereof.

                  Unless otherwise provided in this Indenture, the Trustee shall sell, or present for redemption, any Permitted Investment so acquired whenever it shall be requested to do so by the Company. The Trustee shall not be liable or responsible for making any such investment or sale in the manner provided above or for any loss resulting from any such investment.

                  The Trustee may make any and all such Permitted Investments through its own bond department or the bond department of any bank or trust company under common control with the Trustee. Such Permitted Investments shall be made so as to mature or be subject to redemption at the option of the holder thereof prior to (or in the case of Permitted Investments for which the Trustee is the obligor) the date or dates on which the Company anticipates that moneys therefrom will be required. Such Permitted Investments shall be registered in the name of the Trustee.

                  The Trustee shall deposit into the Debt Service Fund any interest or similar distributions paid on such Permitted Investments and such moneys shall be applied as provided in Article Four hereof.

                                   ARTICLE SIX
                              SUCCESSOR CORPORATION

                  SECTION 6.01 WHEN COMPANY MAY MERGE. ETC. The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, any other person unless (i) such other person is a corporation organized or existing under the laws of the United States or a State thereof,
(ii) such person expressly assumes by supplemental indenture all the obligations of the Company under the Bonds, this Indenture and the Security Agreement, (iii) such person has a Consolidated Net Worth immediately after such transaction at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction, and (iv) immediately after such transaction no Default or Event of Default exists. Thereafter all such obligations of the predecessor corporation shall terminate. Upon any such consolidation, merger or transfer, the Trustee shall receive an Officers' Certificate certifying that the Company has complied with this Section 6.01.

                                  ARTICLE SEVEN
                              DEFAULTS AND REMEDIES

                  SECTION 7.01 EVENTS OF DEFAULT. An "Event of Default" occurs if there occurs an event of default as defined in the Bonds.

                  SECTION 7.02 ACCELERATION. If an Event of Default occurs and is continuing, the Principal of the Bonds shall automatically be due and payable or the Trustee by written notice to the Company, or the Holders of a majority in Principal of the outstanding Bonds by written notice to the Company and the Trustee, may declare the Principal of all the Bonds to be due and payable immediately as provided in the Bonds. Upon such automatic acceleration or such declaration, the Principal shall be due and payable immediately. The Holders of a majority in Principal of the outstanding Bonds by written notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, except nonpayment of Principal that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree.

                  SECTION 7.03 OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of Principal of the Bonds or to enforce the performance of any provision of the Bonds or this Indenture. In any such proceeding brought by the Trustee, the Trustee shall be deemed to represent all of the Bond Holders and it shall not be necessary to make any Bond Holder a party to the proceeding.

                  The Trustee may maintain a proceeding, including a proceeding involving the interpretation of any provision of this Indenture to which the Trustee is a party, even if it does not possess any of the Bonds or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Bond Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  SECTION 7.04 WAIVER OF PAST DEFAULTS. Subject to Section 10.02 hereof, the Holders of a majority in Principal of the outstanding Bonds by written notice to the Trustee may waive or rescind a past Event of Default and its consequences provided, however, that there shall not be waived any act of bankruptcy, insolvency proceedings, liquidation, dissolution, or reorganization, unless prior to such waiver or rescission, all expenses of the Trustee in connection with such Event of Default shall have been paid or provided for. In case of any such waiver or rescission, or if any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon. The Trustee shall not have any discretion to waive any Event of Default hereunder and its consequences except in the manner and subject to the terms expressed above.

                  When an Event of Default is waived, it is cured and ceases.

                  SECTION 7.05 CONTROL BY MAJORITY. The Holders of a majority in Principal of outstanding Bonds may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however:

                  (a) Such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) The Trustee shall not be required to determine whether the action so directed would be unjustly prejudicial to the rights of any Holder not taking part in such direction;

                  (c) The Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability; or

                  (d) The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 7.06 LIMITATION ON SUITS. A Bond Holder may not pursue any remedy with respect to this Indenture or the Bonds unless:

                  (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (b) the Holders of at least 25% in Principal of the outstanding Bonds have made a written request to the Trustee to pursue the remedy;

                  (c) such Holder or Holders have provided to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense, including, but not limited to, reasonable legal fees;

                  (d) the Trustee has declined to comply with the request within 60 days after the receipt of the request and the provision of indemnity; and

                  (e) during such 60-day period the Holders of a majority in Principal of the Bonds have not given the Trustee a direction inconsistent with such request.

                  No Bond Holder may use this Indenture to prejudice the rights of another Bond Holder or to obtain a preference or priority over another Bond Holder.

                  SECTION 7.07 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture to the contrary, the right of any Holder of a Bond to receive payment of Principal of the Bond, on or after the due date expressed in the Bond, or to bring suit for the enforcement of any such payment on or after such date, shall not be impaired or affected without the consent of the Holder.

                  SECTION 7.08 COLLECTION SUIT BY TRUSTEE. If an Event of Default in payment of Principal occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of Principal remaining unpaid.

                  SECTION 7.09 TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and any predecessor Trustee and the Bond Holders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bond Holder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bond Holder in any such proceedings.

                  SECTION 7.10 PRIORITIES. If the Trustee collects any money pursuant to this Article Seven, it shall pay out the money in the following order:

                  FIRST: to the Trustee and any predecessor Trustee for amounts due under Section 8.06 hereof , including, but not limited to the payment of any reasonable costs and expenses of collection, including legal fees;

                  SECOND: to Bond Holders for amounts due and unpaid on the Bonds for Principal , ratably, without preference or priority of any kind, according to the amounts due and payable on the Bonds for Principal; and

                  THIRD: to the Company.

                  The Trustee may fix a record date and payment date for any payment to Bond Holders pursuant to this Section.

                                  ARTICLE EIGHT
                                     TRUSTEE

                  SECTION 8.01 DUTIES OF TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Prior to the occurrence of an Event of Default, and after the curing or waiving of all Events of Default which have occurred:

                          (1) The Trustee undertakes to perform such duties and
              only such duties as are expressly and specifically set forth in this Indenture. There shall be no implied duties or responsibilities of the Trustee under this Indenture.

                          (2) In the absence of bad faith on its part, the
              Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any Officers' Certificate, resolution, statement, report, notice, request, consent, order, approval or opinion furnished to the Trustee and conforming to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

                          (1) This paragraph does not limit the effect of
              paragraph (b) of this Section 8.01.

                          (2) The Trustee shall not be liable for any error of
              judgment made in good faith by a Responsible Officer, unless it shall be adjudicated that the Trustee was grossly negligent in ascertaining the pertinent facts.

                          (3) The Trustee shall not be liable with respect to
              any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05 hereof.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 8.01.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) None of the provisions contained in this Indenture shall require the Trustee or any of its officers or directors to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

                  (g) Money held in trust by the Trustee pursuant to this Indenture need not be segregated from other funds except to the extent required by law.

                  (h) The Trustee shall have no responsibility for effecting or maintaining insurance for the Project or the payment of taxes of the Company.

                  SECTION 8.02 RIGHTS OF TRUSTEE. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) In the event the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or gross negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) All exculpations and immunities provided for the Trustee in this Indenture shall extend and be applicable to all of its directors, officers, employees and stockholders.

                  SECTION 8.03 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Company or its affiliates with the same rights or would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Section 8.09.

                  SECTION 8.04 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Bonds; it shall not be accountable for the Company's use of the proceeds from the Bonds; and it shall not be responsible for (a) any statement in the Bonds other than its certificate of authentication, or (b) any prospectus or other offering material used in connection with the sale of such Bonds.

                  SECTION 8.05 NOTICE OF EVENT OF DEFAULT. If an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Bond Holder notice of the Event of Default within 60 days after it occurs. The Trustee shall not be deemed to have notice of an Event of Default, other than a default in the payment of the Principal or Redemption Price of the Bonds, unless a Responsible Officer of the Trustee has received from the Company or a Bond Holder written notice of such Event of Default.

                  SECTION 8.06 COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for its services. The Trustee's compensation hereunder shall not be limited by any law on compensation relating to the trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company shall indemnify each of the Trustee and any predecessor Trustee against any loss or liability, including reasonable expenses, incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's gross negligence or willful misconduct. The obligations of the Company under this Section 8.06 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances, and to indemnify and hold harmless the Trustee, shall survive the satisfaction and discharge of this Indenture.

                  To secure the Company's payment obligations under this Section, the Trustee shall have a lien prior to the Bonds on all money or property held or collected by the Trustee.

                  SECTION 8.07 REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this
Section 8.07. The Trustee may resign by so notifying the Company in writing. The Holders of a majority in Principal of the outstanding Bonds may remove the so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. So long as no Event of Default has occurred and is continuing, the Company may remove the Trustee for any reason.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately thereafter, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided for in Section 8.06 hereof), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Bond Holder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in Principal of the outstanding Bonds may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 8.09 hereof, any Bond Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  SECTION 8.08 SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates with, merges or converts into or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

                  SECTION 8.09 ELIGIBILITY. DISQUALIFICATION. The Trustee shall at all times be a trust company or bank having trust power in good standing and located within or without the State of New Jersey qualified and experienced in the administrating corporate trust.

                  SECTION 8.10 INDEMNIFICATION. The Company agrees to pay, and, to the extent permitted by law, to indemnify and save the Trustee harmless against, any costs, expenses, losses and liabilities which it may incur in the exercise and performance of its powers and duties hereunder, including, without limitation, any liability relating to any environmental contamination or hazardous discharge, and which are not due to the Trustee's gross negligence or willful misconduct, except to the extent they have already been paid to the Trustee or provision for the payment thereof, satisfactory to the Trustee, has already been made.

                                  ARTICLE NINE
                             DISCHARGE OF INDENTURE

                  SECTION 9.01 TERMINATION OF COMPANY'S OBLIGATIONS. All of the Company's obligations under the Bonds and this Indenture shall be terminated if all Bonds previously authenticated and delivered (other than destroyed, lost or stolen Bonds which have been replaced or paid) have been delivered to the Trustee for cancellation or if:

                  (a) The Company has irrevocably deposited in trust with the Trustee immediately available funds or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged, sufficient to pay Principal of the outstanding Bonds to maturity or redemption, as the case may be. Immediately after making the deposit, the Company or the Trustee on behalf of the Company shall give notice of such event to the Bond Holders and shall provide the Trustee with an Officers' Certificate certifying that such deposit is sufficient to pay the Principal of the Bonds to maturity or redemption, as the case may be; and

                  (b) The Company has paid or caused to be paid all sums then payable by the Company to the Trustee hereunder as of the date of such deposit, including any amounts incurred by the Trustee as a result of its action under this Article Nine; and

                  (c) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein have been complied with.

                  The Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 5.01, 8.06, 8.07 and 9.03, however, shall survive until the Bonds are no longer outstanding. Thereafter, the Company's obligations in Sections 8.06 and
9.03 shall survive.

                  After a deposit pursuant to this Section 9.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Bonds and this Indenture except for those surviving obligations specified above.

                  SECTION 9.02 APPLICATION OF TRUST MONEY. The Trustee shall hold in trust money deposited with it pursuant to Section 9.01 hereof. It shall apply the deposited money through the Paying Agent and in accordance with this Indenture to the payment of the Principal or Redemption Price of the Bonds.

                  SECTION 9.03 REPAYMENT TO COMPANY. The Trustee and the Paying Agent shall pay to the Company without interest thereon upon request any money held by them for the payment of Principal or Redemption Price that remains unclaimed for seven years, or such shorter period as may be required under New Jersey law, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Bond Holders entitled to such money must look to the Company for payment as general creditors unless applicable abandoned property law designates another person.

                                   ARTICLE TEN
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  SECTION 10.01 WITHOUT CONSENT OF HOLDERS. The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Bonds without notice to or consent of any Bond Holders:

                           (1) to cure any ambiguity, omission, defect or
                  inconsistency;

                           (2) to comply with Section 6.01 hereof; or

                           (3) to make any other change that does not materially
                  adversely affect the rights of any Bond Holder.

                  SECTION 10.02 WITH CONSENT OF HOLDERS. Subject to the provisions of Section 10.01 and this Section 10.02, the Company, with the written consent of the Trustee, may amend or supplement this Indenture or the Bonds without notice to any Bond Holder but with the written consent of the Holders of at least a majority in Principal of the outstanding Bonds. The Holders of a majority in Principal of the outstanding Bonds may waive compliance by the Company with any provision of this Indenture or the Bonds without notice to any Bond Holder. Without the consent of each Bond Holder affected, however, no amendment, supplement or waiver, including a waiver pursuant to Section 7.04 hereof, may:

                           (1) reduce the Principal of Bonds whose Holders must
                  consent to an amendment, supplement or waiver;

                           (2) reduce the Principal of or extend the fixed
                  maturity of any Bond;

                           (3) change the amount or time of any payment required
                  by the Bonds;

                           (4) waive a default in the payment of the Principal
                  or Redemption Price of any Bond;

                           (5) make any Bond payable in money other than that
                  stated in the Bond; or

                           (6) make any change in Sections 7.04, 7.07 or 10.02.

                  After an amendment under this Section becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment.

                   It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

                  SECTION 10.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  SECTION 10.04 REVOCATION AND EFFECT OF CONSENTS. Until an amendment, supplement or waiver becomes effective, a consent to an amendment, supplement or waiver by a Holder of a Bond is a continuing consent by the Holder and is binding on every subsequent Holder of a Bond or portion of a Bond that evidences the same debt as the consenting Holder's Bond, even if notation of the consent is not made on any Bond. Any such Holder or subsequent Holder, however, may revoke the consent as to his Bond or portion of a Bond only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in Principal of the outstanding Bonds.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Bond Holder unless it makes a change described in any of clauses (a) through (f) of Section 10.02. In that case the amendment, supplement or waiver shall bind each Holder of a Bond who has consented to it and every subsequent Holder of a Bond or portion of a Bond that evidences the same debt as the consenting Holder's Bond.

                  SECTION 10.05 NOTATION ON OR EXCHANGE OF BONDS. If an amendment, supplement or waiver changes the terms of a Bond, the Company may request the Trustee to require the Holder of the Bond to deliver the Bond to the Trustee. The Trustee may place an appropriate notation on the Bond about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Bond shall issue and the Trustee shall authenticate a new Bond that reflects the changed terms.

                  SECTION 10.06 TRUSTEE TO SIGN AMENDMENTS. ETC. The Trustee may but need not sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver adversely affects the rights of the Trustee. The Company may not sign an amendment or supplement until the Board of Directors approves it.

                                 ARTICLE ELEVEN
                                  MISCELLANEOUS

                  SECTION 11.01 NOTICES. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

                  IF TO THE COMPANY:

                           Rotary Power International, Inc.
                           22 Passaic Street
                           Wood-Ridge, New Jersey 07075
                           Attention:  President

                  IF TO THE TRUSTEE:

                           Sentinel Trust Company
                           8122 Sawyer Brown Road, Suite 20
                           Nashville, Tennessee 37221
                           Attention:  Corporate Trust Administration

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Bond Holder shall be mailed by first class mail to such Bond Holder at the address which appears on the registration books of the Registrar and shall be sufficiently given to such Bond Holder if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Bond Holder or any defect in it shall not affect its sufficiency with respect to other Bond Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. If the Company mails a notice or communication to Bond Holders it shall mail a copy of such notice to the Trustee and each Agent at the same time. All other notices or communications shall be in writing.

                  SECTION 11.02 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, other than pursuant to Article Four hereof, the Company shall furnish to the Trustee:

                  (a) An Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) An Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  SECTION 11.03 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) A statement that the person making such certificate or opinion has read such covenant or condition;

                  (b) A brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) A statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) A statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  SECTION 11.04 WHEN TREASURY BONDS DISREGARDED. In determining whether the Holders of the required Principal of Bonds have concurred in any direction, waiver or consent, Bonds owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Bonds which the Trustee knows are so owned shall be so disregarded.

                  SECTION 11.05 RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by, or at a meeting of, Bond Holders. The Registrar or Paying Agent may make reasonable rules for its functions.

                  SECTION 11.06 LEGAL HOLIDAY. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in The City of New York, in the State of New York or in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday, payment may be made at the place on the next succeeding day that is not a Legal Holiday, and no accretion of the Principal of the Bonds to be paid shall occur during the intervening period.

                  SECTION 11.07 GOVERNING LAW. The laws of the State of New Jersey, without regard to the principles of conflicts of law, shall govern this Indenture and the Bonds.

                  SECTION 11.08 SUCCESSORS. All agreements of the Company in this Indenture and the Bonds shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 11.09 COUNTERPARTS. This Indenture may be executed in two or more counterparts, each of which shall be deemed the same document.

                  IN WITNESS WHEREOF, the Company and the Trustee have duly executed and delivered this Indenture this 22nd day of December, 1997.

                                      ROTARY POWER INTERNATIONAL, INC.

                                      By: /s/ Ken Brody
                                         -------------------
                                         Name:   Ken Brody
                                         Title:  President

Dated as of December 22, 1997

Attest:

 /s/ Lois Adzima
----------------
                                      SENTINEL TRUST COMPANY

                                      By:  /s/ D.N. Bates
                                         -------------------
                                         Name:   D.N. Bates
                                         Title:  President

Dated as of December 22, 1997

Attest:

 /s/ illegible
----------------

                                                                       EXHIBIT A

                FORM OF BOND OF ROTARY POWER INTERNATIONAL. INC.

                        ROTARY POWER INTERNATIONAL, INC.
                                  10.412% BOND
                               CUSIP NO. 77866RAA9

                                                          Wood-Ridge, New Jersey
                                                               December 22, 1997

            THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER ALL APPLICABLE SECURITIES LAW OR UNLESS EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE, WHICH EXEMPTIONS SHALL BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY BY OPINION OF COUNSEL OR OTHERWISE.

                  FOR VALUE RECEIVED, the undersigned, Rotary Power International, Inc. ("Company"), promises to pay to the order of _________________ (the "Bond Holder") at ___________________ or such other place as may be designated in writing by Bond Holder, the principal sum of ($___________) DOLLARS. The principal amount due hereunder shall be paid to the Bond Holder in the following manner:

                  (a) The Company shall pay the Bond Holder in whose name this Bond is registered upon the registry books maintained by Sentinel Trust Company, (the "Trustee"), as trustee, the entire unpaid principal sum of this Bond on the 15th day of December, 2007.

                  (b) This Bond, issuable in the denomination of $5,000 aggregate principal payable at maturity or any integral multiple of $5,000 in excess thereof, is one in a series of bonds in the aggregate principal amount of $10,000,000 (collectively, the "Bonds") issued under and pursuant to the Indenture of Trust, dated as of December 1, 1997 (the "Indenture"), between the Company and the Trustee.

                  (c) This Bond is subject to redemption prior to maturity at any time in whole or in part at the option of the Company at a redemption price equal to l00% of the accreted value hereof, as determined in accordance with the procedures described in Exhibit A attached hereto.

                  (d) This Bond is subject to mandatory redemption prior to maturity in whole or in part at a redemption price equal to 100% of the accreted value hereof, as determined in accordance with the provisions described in Exhibit A attached hereto upon the sale of certain Collateral in accordance with the provisions of the Security Agreement (as defined herein).

                  At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Bond Holder to be redeemed. Failure to give notice of redemption or any defect therein shall not affect the validity of any proceedings for the redemption of Bonds.

                  The notice shall identify the Bonds to be redeemed and shall state:

                           (1) the redemption date;

                           (2) the Principal of the Bonds to be redeemed;

                           (3) the Redemption Price;

                           (4) the name and address of the Paying Agent;

                           (5) that Bonds called for redemption must be
                  surrendered to the Paying Agent to collect the Redemption Price; and

                           (6) that the redemption contemplated shall be
                  conditioned upon immediately available funds to pay the Redemption Price being on deposit with the Paying Agent.

                  The Company and the Trustee have entered into a security agreement dated as of December 1, 1997 (the "Security Agreement", and together with the Indenture, the "Transaction Documents") pursuant to which a continuing lien on and security interest in certain equipment, machinery, fixtures, tools, work in progress, inventory, furniture and other personal property now owned or hereafter acquired by the Company, but excluding therefrom the Company's interest in certain assets and any intellectual property or other intangibles, all as more fully described in the Security Agreement, is pledged to the Trustee to secure the Company's obligations under the Indenture and this Bond.

                  Capitalized terms used herein and not otherwise defined shall have the meanings given thereto in the Indenture.

                  SECTION 1. The Company represents and warrants to the Bond Holder that:

                  (a) To the best of the Company's knowledge, the Company is a corporation duly organized and validly existing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as now being conducted and to perform its obligations hereunder and under each of the Indenture and the Security Agreement (collectively, the "Transaction Documents").

                  (b) The execution, delivery and performance by the Company of each of the Transaction Documents has been duly authorized by all requisite corporate action on the part of the Company. No consent, license, approval, authorization, registration, filing or similar requirement ("Permit") is necessary in connection therewith, there are no pending or, to the Company's knowledge, threatened investigations or legal proceedings ("Actions") which question the transactions contemplated thereby and none of such transactions will conflict with or result in any violation of or constitute a breach of or default under the certificate of incorporation or by-laws of the Company or any applicable laws, rules, regulations, agreements with governmental authorities (together, "Laws"), orders, injunctions, judgments, awards or decrees (together, "Orders") or other agreements, understandings, deeds, notes, mortgages or licenses (together, "Contracts") by which the Company or its assets are affected or will result in the creation of any lien, charge or encumbrance (together, "Liens") (except the Liens created by the Security Agreement) upon any of the assets of the Company pursuant to any Contracts. Each such Transaction Document has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights or by general equitable principles.

                  (c) The Security Agreement and the UCC-l financing statements, each having been presented for filing to the appropriate office in each jurisdiction in which the Collateral is located on or prior to the date hereof, will be, upon the acceptance thereof for filing, effective to create in favor of the Trustee, a legal, valid, enforceable, fully perfected security interest in the Collateral described therein.

                  (d) The Company is not an "investment company", or a company "controlled by an investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (e) To the Company's knowledge, the Transaction Documents, the Confidential Private Placement Memorandum dated December 22, 1997 and prepared in connection with the issuance, sale and delivery of the Bonds (the "Private Placement Memorandum") and the Exhibits thereto do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact (other than facts generally known to the public) of which the Company is aware that has not been disclosed in the Private Placement Memorandum that materially affects adversely or, so far as the Company can reasonably foresee on the date hereof, will materially affect adversely the Financial Condition of the Company and its Subsidiaries taken as a whole. As used herein "Financial Condition" shall mean the business, operations, assets or financial or other condition of an entity and "Subsidiary" shall mean each entity of which the Company or another subsidiary may now or hereafter control or own more than 50~ of the capital or equity.

                          (i) The Indenture is not required to be qualified
under the Trust Indenture Act of 1939, as amended.

                  SECTION 2. Until the date on which the Bonds have been paid in full, the Company shall:

                  (a) Use the proceeds received by it from the sale of the Bonds substantially as described in the Confidential Private Placement Memorandum;

                  (b) Cause each Subsidiary to comply with the covenants set forth in Section 2(a) and Section 2(f) (which covenants shall, for purposes of this Section 2 (b) apply to each such Subsidiary as if it were the Company referred to therein);

                  (c) File as soon as practicable any and all forms, statements, reports or schedules required to be filed with the SEC pursuant to the Securities Exchange Act of 1934;

                  (d) Provide to the Trustee prompt notice of:

                           (i) any Event of Default, as hereinafter defined;

                           (ii) any amendment of the certificate of
                  incorporation or By-Laws of the Company; or

                           (iii) (A) any material change since the date of this
                  Bond in the Financial Condition of the Company and its Subsidiaries taken as a whole, or (B) the occurrence or non-occurrence, since such date, of any event of which the Company has knowledge, in either case, that has had or is reasonably likely to have a materially adverse effect on the Financial Condition of the Company and its Subsidiaries taken as a whole;

                  SECTION 3. Each of the following shall constitute an Event of Default under this Bond, whatever the reason for such event and whether it shall be voluntary or involuntary or be affected by operation of laws or orders:

                  (a) The Company shall fail to make any payment of Principal or Redemption Price on this Bond when due; or

                  (b) Any representation or warranty made hereunder or in any document delivered to the Bond Holders with respect to this Bond shall at any time prove to have been incorrect or misleading in any material respect when made; or

                  (c) The Company shall cease to maintain its corporate existence or shall default in any material respect in the performance or observance of any term, covenant, condition or agreement contained herein, and such default continues for the period and after the notice specified below; or

                  (d) The Company or any Subsidiary shall fail to pay, in accordance with its terms and when due and payable, the principal of or interest on any liability for borrowed money in excess of $25,000 or any other liability in excess of $25,000 evidenced by bonds, debentures, bonds or similar instruments ("Indebtedness") owed to any party or the maturity of any such Indebtedness shall have been accelerated or been required to be prepaid prior to the stated maturity thereof or any event shall have occurred and be continuing which, with the passage of time or the giving of notice or both, would permit the acceleration of such maturity; or

                  (e) (i) The Company or any Subsidiary shall, after the date of issuance of the Bond, (A) commence a voluntary case under Federal bankruptcy laws, (B) file a petition seeking to take advantage of any other laws relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts ("Bankruptcy"), (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in any involuntary case under such Bankruptcy laws or such other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator or the like ("Receiver") of itself or of a substantial part of its property, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing; or

                      (ii) A case or other proceeding shall be commenced against the Company or any Subsidiary in any court of competent jurisdiction seeking (A) relief under Federal bankruptcy laws or under any other laws relating to Bankruptcy, or (B) the appointment of a Receiver of the Company or any Subsidiary of all or any substantial part of the assets of the Company or any Subsidiary and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against the Company or any Subsidiary (including, but not limited to, an order for relief under Bankruptcy laws) shall be entered; or

                  (f) A judgment or order for the payment of money shall be entered and become final against the Company or any Subsidiary which, together with all other outstanding undischarged or unstayed judgments against the Company and its Subsidiaries, exceeds $50,000 in the aggregate, and such judgment or order shall continue undischarged or unstayed for 60 days provided that for the purpose of calculating the $50,000 amount, judgments which are covered by the Company's insurance shall not be included in such figure to the extent so covered; or

                  (g) There shall be an Event of Default under any of the Transaction Documents, as such term is defined in each of the Transaction Documents, or the Transaction Documents shall be or become or shall be claimed to be or to have become in any respect invalid or unenforceable or the Trustee shall at any time cease to have a valid, fully perfected security interest in the Collateral referred to in the Security Agreement.

                  A default under clause (c), (d) or (f) hereof is not an Event of Default until the Trustee or the Bond Holders of at least a majority in principal amount of the then outstanding Bonds notify the Company in writing of the default and the Company does not cure the default within 30 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default". If the Bond Holders of a majority in principal amount of the outstanding Bonds request the Trustee to give such written notice on their behalf, the Trustee shall do so.

                  The Company will deliver to the Trustee within 10 days after the occurrence thereof written notice of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 3(g). The Trustee shall not be deemed to have knowledge of any default unless either any officer of the Trustee assigned by the Trustee to administer its corporate trust business has actual knowledge of such default or the Trustee shall have received written notice thereof from the Company or a Bond Holder.

                  Upon the occurrence of any Event of Default described in Sections 3 (e) (i) or 3(e) (ii) above, the entire unpaid principal amount of this Bond (determined as described below) shall automatically be due and payable. Upon the occurrence and during the continuance of any other Event of Default, the Trustee by written notice to the Company, or the Bond Holders of a majority in principal amount of the outstanding Bonds by written notice to the Company and the Trustee, may declare the principal of all the Bonds (determined as described below) to be immediately due and payable. No right or remedy herein conferred is intended to be exclusive of any other rights or remedies and each and every right or remedy shall be cumulative and shall be in addition to every other right or remedy given hereunder or now or hereafter existing under the Transaction Documents, if any, or by law or equity. No delay or omission in the exercise of any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. For the purpose of receiving payment of the principal of this Bond if the principal is declared immediately due and payable, the then current accreted value as of the date of acceleration, as determined in accordance with the procedures described in Exhibit A attached hereto, shall be deemed to be the principal amount of this Bond. All amounts advanced by, or on behalf of, the Bond Holder or the Trustee in exercising its rights hereunder. (including, but not limited to, reasonable legal expenses and disbursements incurred in connection therewith), together with interest thereon from the date of such advance, shall be payable by the Company on demand to the party that advanced such amount.

                  The Bond Holder shall not, by any act, delay, omission or otherwise be deemed to have waived any of his rights or remedies hereunder and no waiver by the Bond Holder of his rights or remedies hereunder shall be valid against Bond Holder unless in writing, signed by Bond Holder, and then only to the extent therein set forth. The waiver by the Bond Holder of any right or remedy hereunder upon any one occasion shall not be construed as a bar to any right or remedy which he would otherwise have had on any further occasion.

                  The Company hereby waives presentment for payment, protest and notice for non-payment of this Bond.

                  IN WITNESS WHEREOF, the Company has caused its seal to be hereunto affixed and attested and these presents to be signed by its Officer thereunto duly authorized.





                                         ROTARY POWER INTERNATIONAL, INC.

                                         By:
                                            -----------------------------
                                            Name:   Ken Brody
                                            Title:  President and CEO

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the $10,000,000 principal amount of l0.403% Bonds due December 15, 2007 described in the within-mentioned Indenture.

                                         SENTINEL TRUST COMPANY
                                         AS TRUSTEE

                                         By:
                                            -----------------------------

                                                                       EXHIBIT A

                              ACCRETED VALUE TABLE

           Valuation Date               Accreted Value Per
           --------------               $5,000 of Principal
                                        Payable at Maturity
                                        -------------------



              Dated Date               $1,815.63
              6/15/98                   1,906.39
              12/15/98                  2,005.63
              6/15/99                   2,110.04
              12/15/99                  2,219.89
              6/15/00                   2,335.45
              12/15/00                  2,457.03
              6/15/01                   2,584.94
              12/15/01                  2,719.51
              6/15/02                   2,861.08
              12/15/02                  3,010.03
              6/15/03                   3,166.73
              12/15/03                  3,331.58
              6/15/04                   3,505.02
              12/15/04                  3,687.48
              6/15/05                   3,879.45
              12/15/05                  4,081.41
              6/15/06                   4,293.88
              12/15/06                  4,517.42
              6/15/07                   4,752.59
              12/15/07                  5,000.00


                  As of any date other than a Valuation Date, the Accreted Value shall be the sum of (a) the Accreted Value on the preceding Valuation Date and
(b) the product of (1) a fraction, the numerator of which is the number of days having elapsed from the preceding Valuation Date and the denominator of which is the number of days from such preceding Valuation Date to the next succeeding Valuation Date, calculated based on the assumption that Accreted Value accrues during any semi-annual period in equal daily amounts on the basis of a year of twelve thirty-day months, and (2) the difference between the Accreted Values for such Valuation Dates.

                                                                       EXHIBIT B

TO:   Sentinel Trust Company
      8122 Sawyer Brown Road, Suite 201
      Nashville, Tennessee 37221

                                 REQUISITION NO.

                  The undersigned, an Officer of Rotary Power International, Inc., (the "Company") pursuant to the Indenture of Trust by and between the Company and dated as of December 1, 1997 (the "Indenture") makes the following requisition for payment from the Project Fund established pursuant to the Indenture entered into with regard to the Company's Project.

            Payment to:

            Amount:

            Reason for Payment:

                  Such amount is based on an obligation properly incurred pursuant to the provisions of the Indenture and has not been the basis of any previous withdrawal. The Company is not in default under any provision of the Indenture or the Security Agreement.

                  I further certify that no written notice of any lien, right to lien, attachment upon or claim, affecting the right to receive payment of, any of the monies payable under this requisition has been received, or if any notice of any such lien, attachment or claim has been received, such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition.

                  Capitalized terms used herein and not otherwise defined shall have the meaning given thereto in the Indenture.

                  IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _______________.

                                       ROTARY POWER INTERNATIONAL, INC.

                                       By:
                                           ------------------------------

                                                        Officer



                                       B-1